Exhibit (a)(1)(iv)

Form of Notice of Withdrawal of Tender

NOTICE OF WITHDRAWAL OF TENDER

Regarding Shares of

BLUEARC MULTI-STRATEGY FUND

Tendered Pursuant to the Offer to Purchase

Dated June 17, 2015

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT, AND THIS NOTICE OF WITHDRAWAL MUST BE RECEIVED BY GEMINI FUND SERVICES, LLC EITHER BY MAIL OR BY FAX BY, THE END

OF THE DAY ON JULY 15, 2015, AT 12:00 MIDNIGHT, EASTERN TIME, UNLESS THE OFFER IS EXTENDED.

Complete This Notice Of Withdrawal And Fax Or Mail To:

BlueArc Multi-Strategy Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130

Attn: Tender Offer Administrator

Fax: 1-402-963-9094

For additional information:

Phone: 1-844-798-3838

To assure good delivery, please send this Notice of Withdrawal to Gemini Fund Services, LLC and not to your broker or dealer or financial advisor.

You are responsible for confirming that this Notice is received by Gemini Fund Services, LLC. To assure good delivery, please send this page to Gemini Fund Services, LLC and not to your broker or dealer or financial advisor. If you fail to confirm receipt of this Notice, there can be no assurance that your withdrawal will be honored by the Fund.

BLUEARC MULTI-STRATEGY FUND

Ladies and Gentlemen:

Please withdraw the tender previously submitted by the undersigned in a Letter of Transmittal.

Signature(s):

FOR INDIVIDUAL INVESTORS AND JOINT TENANTS:
Signature:		Day	Month	Year
(Signature of Owner Exactly as Appeared on Investor Certification)
Print Name of Investor:

Joint Tenant Signature:		Day	Month	Year
(If joint tenants, both must sign.)	(Signature of Owner Exactly as Appeared on Investor Certification)
Print Name of Joint Tenant:

Part 4. Signature(s) (continued):

FOR OTHER INVESTORS:
Print Name of Investor:
Signature:		Day	Month	Year
(Signature Exactly as Appeared on Investor Certification)
Print Name of Signatory
and Title:
Co-Signatory if necessary:		Day	Month	Year
(Signature Exactly as Appeared on Investor Certification)
Print Name of Co-Signatory
and Title: